Exhibit 99.1

SUN COMMUNITIES, INC. ANNOUNCES SALE OF SAFE HARBOR MARINAS TO

BLACKSTONE INFRASTRUCTURE IN AN ALL-CASH TRANSACTION FOR $5.65 BILLION

Strategically Repositions Company as a Pure-Play MH and RV Focused REIT

Enhances Flexibility Through Substantial De-Leveraging and Improves Margin and Cash Flow Profile

Southfield, MI, Feb. 24, 2025 – Sun Communities, Inc. (NYSE: SUI) (the “Company” or “Sun”), a real estate investment trust (“REIT”) that owns and operates or has an interest in manufactured housing (MH) and recreational vehicle (RV) communities, today announced that it has entered into a definitive agreement to sell 100% of its interests in the Safe Harbor Marinas business (“Safe Harbor”), the largest marina and superyacht servicing business in the United States, to affiliates of Blackstone Infrastructure (“Blackstone”). The transaction accelerates Sun’s strategic goal of re-focusing on its core MH and RV segments and significantly enhances its leverage profile and financial flexibility.

Upon the closing of the transaction, Blackstone will purchase Safe Harbor from the Company for an all-cash purchase price of $5.65 billion, subject to certain post-closing adjustments. The base purchase price represents an approximate 21x multiple on the estimated 2024 Funds From Operations (FFO) of the Safe Harbor business.

The transaction is expected to produce approximately $5.5 billion of pre-tax proceeds after transaction costs, which will strengthen the Company’s balance sheet. Proceeds are anticipated to be used to support a combination of debt reduction, distributions to shareholders and reinvestment in the Company’s core businesses.

Gary Shiffman, Chairman and CEO of Sun, said: “We are very pleased with this transaction which further accelerates Sun’s strategy to improve the Company’s leverage profile and refocus on our core segments. On behalf of everyone at Sun, I would like to thank the Safe Harbor team for their dedication and hard work throughout our over four-year partnership. We are incredibly pleased with the performance of Safe Harbor and with the outcome of this highly successful sale process. We anticipate that Blackstone will further Safe Harbor’s position as the leading marina and superyacht servicing business in the U.S.”

Jeff Blau, Chair of Sun’s Capital Allocation Committee, commented: “This transaction allows Sun to focus on our core businesses which operate at high margins and produce durable income streams, and we are confident they will continue to deliver strong, consistent long-term growth. Safe Harbor has been an outstanding performer for Sun, and this sale allows us to realize substantial value from our investment, while positioning the Company for future growth and enhanced return opportunities for our stakeholders.”

Transaction Benefits

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Re-focuses Business Strategy. Post-transaction, Sun’s North America MH and RV portfolio is expected to account for approximately 90% of the Company’s Net Operating Income (NOI), streamlining its strategic focus as a pure-play MH and RV owner and operator.

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Enhances Financial and Strategic Flexibility. The transaction, once completed, is expected to meaningfully de-leverage Sun’s balance sheet. Initially following the transaction, the Company expects its net debt to trailing 12 months EBITDA, on a pro forma basis, to be reduced from approximately 6.0x to between 2.5x and 3.0x at closing.

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Reinforces Focus on Durable, Annual Income Streams. The transaction is expected to reduce the Company’s exposure to Service, Retail, Dining and Entertainment (SRD&E) and other non-annual income streams while positively impacting the Company’s financial metrics including its margin profile, overhead efficiency, capital expenditure requirements and revenue-to-cash flow conversion.

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Realizes Substantial Gain. The transaction is expected to monetize a successful investment, generating strong returns for shareholders, including an estimated book gain of approximately $1.3 billion from Sun’s approximately four-year ownership of Safe Harbor.

Tax Treatment

The Company is actively evaluating its available strategies to maximize efficiency for Sun and its shareholders with respect to gains realized from the transaction, including various tax and distribution options. The Company expects to provide further guidance on the tax implications of the transaction prior to closing.

Timing

The transaction is subject to customary closing conditions, and the initial closing of the transaction is expected in the second quarter of 2025. Certain properties representing approximately 10% of the total consideration may be transferred and paid for in one or more subsequent closings, subject to receipt of certain third-party approvals.

Advisors

Lazard Frères & Co. is acting as financial advisor and Latham & Watkins LLP and Taft Stettinius & Hollister are acting as legal advisors to the Company on the transaction.

Earnings and Transaction Discussion

The Company will be reporting its fourth quarter and year-end earnings results after the market closes on Wednesday, February 26, 2025. The Company will host a conference call to discuss these results on Thursday, February 27, 2025, at 2:00 P.M. ET.

The Company intends to discuss the transaction on the call after which additional questions can be answered.

To Participate in the Conference Call, dial U.S. and Canada: (877) 407-9039 in the U.S. and Canada or (201) 689-8470 for international participants. The conference call will also be available live on the Company’s website www.suninc.com.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This press release contains various “forward-looking statements” within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Company intends that such forward-looking statements will be subject to the safe harbors created thereby. For this purpose, any statements contained in this press release that relate to expectations, beliefs, projections, future plans and strategies, trends or prospective events or developments and similar expressions concerning matters that are not historical facts are deemed to be forward-looking statements. Words such as “forecasts,” “intend,” “goal,” “estimate,” “expect,” “project,” “projections,” “plans,” “predicts,” “potential,” “seeks,” “anticipates,” “should,” “could,” “may,” “will,” “designed to,” “foreseeable future,” “believe,” “scheduled,” “guidance”, “target” and similar expressions are intended to identify forward-looking statements, although not all forward looking statements contain these words. These forward-looking statements reflect the Company’s current views with respect to future events and financial performance, but involve known and unknown risks, uncertainties and other factors, both general and specific to the matters discussed in or incorporated herein, some of which are beyond the Company’s control. These risks, uncertainties and other factors may cause the Company’s actual results to be materially different from any future results expressed or implied by such forward-looking statements. In addition to the risks disclosed under “Risk Factors” contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, and the Company’s other filings with the Securities and Exchange Commission from time to time, such risks, uncertainties and other factors include but are not limited to:

•	Changes in general economic conditions, including inflation, deflation, energy costs, the real estate industry and the markets within which the Company operates;

•	Difficulties in the Company’s ability to evaluate, finance, complete and integrate acquisitions, developments and expansions successfully;

•	Risks that the proposed sale of Safe Harbor disrupts current plans and operations;

•	The ability of the Company to complete the proposed sale of Safe Harbor on a timely basis or at all;

•	The impacts of the announcement or consummation of the proposed sale of Safe Harbor on business relationships;

•	The anticipated cost related to the proposed sale of Safe Harbor;

•	The ability for the Company to realize the anticipated benefits of the proposed sale of Safe Harbor, including with respect to tax strategies, or at all.

•	The Company’s liquidity and refinancing demands;

•	The Company’s ability to obtain or refinance maturing debt;

•	The Company’s ability to maintain compliance with covenants contained in its debt facilities and its unsecured notes;

•	Availability of capital;

•	Outbreaks of disease and related restrictions on business operations;

•	Changes in foreign currency exchange rates, including between the U.S. dollar and each of the Canadian dollar, Australian dollar and pound sterling;

•	The Company’s ability to maintain rental rates and occupancy levels;

•	The Company’s ability to maintain effective internal control over financial reporting and disclosure controls and procedures;

•	The Company’s remediation plan and its ability to remediate the material weaknesses in its internal control over financial reporting;

•	Expectations regarding the amount or frequency of impairment losses, including as a result of the write-down of intangible assets, including goodwill;

•	Increases in interest rates and operating costs, including insurance premiums and real estate taxes;

•	Risks related to natural disasters such as hurricanes, earthquakes, floods, droughts and wildfires;

•	General volatility of the capital markets and the market price of shares of the Company’s capital stock;

•	The Company’s ability to maintain its status as a REIT;

•	Changes in real estate and zoning laws and regulations;

•	Legislative or regulatory changes, including changes to laws governing the taxation of REITs;

•	Litigation, judgments or settlements, including costs associated with prosecuting or defending claims and any adverse outcomes;

•	Competitive market forces;

•	The ability of purchasers of manufactured homes and boats to obtain financing; and

•	The level of repossessions by manufactured homes;

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. The Company undertakes no obligation to publicly update or revise any forward-looking statements included or incorporated by reference into this document, whether as a result of new information, future events, changes in the Company’s expectations or otherwise, except as required by law.

Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance or achievements. All written and oral forward-looking statements attributable to the Company or persons acting on the Company’s behalf are qualified in their entirety by these cautionary statements.